UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2008

WOOZYFLY INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52654	20-3768799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

59 West 19th Street, 6th Floor
New York, NY 10011
 (Address of principal executive offices) (zip code)

(646) 461-2400
(Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

   On December 17, 2008, Emanuel Gerard, director and Chairman of the Board of Directors of Woozyfly Inc. (the “Company”) resigned effective December 31, 2008, and Jonathan Bomser, President and Chief Executive Officer of the Company, and Todd R.  Bomser, Chief Financial Officer of the Company, resigned effective January 15, 2009.  There was no disagreement or dispute between any of Mr. Gerard, Jonathan Bomser or Todd R. Bomser and the Company which led to their resignations.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOOZYFLY INC.

Date: December 18, 2008	By:	/s/ Jonathan Bomser
Name: Jonathan Bomser
Title: Chief Executive Officer